Exhibit 99.1

 September 15, 2016  ANALYST MEETINGNew York City

 Forward Looking Statements  AdvanSix Analyst Presentation – September 15, 2016  Statements in this presentation that are not strictly historical, including the expected separation date, statements regarding the Company's business and acquisition opportunities, anticipated revenue growth, anticipated operating margin expansion, anticipated cash flow, and anticipated earnings growth, and any other statements identified by their use of words like “anticipate,” “estimates,” “projects,” “intends,” “plans,” “expect,” “believe,” “outlook,” “guidance,” or “will” or other words of similar meaning are "forward-looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, without limitation, general economic and financial conditions; growth rates and cyclicality of the industries we serve; international sales and operations; currency exchange rates and currency devaluation; compliance with U.S. and foreign regulations by operations outside the United States; attracting and retaining key personnel; access to and pricing of raw materials; competition from producers of competitive and substitute products; the provision of services by third parties at several facilities; the ability to obtain additional capital on favorable terms; the ability to evaluate acquisitions and strategic investments; natural disasters, such as hurricanes, winter or tropical storms, earthquakes, floods, fires or other unanticipated problems such as labor difficulties, equipment failure, the hazards associated with chemical manufacturing or unscheduled maintenance and repair; protection of intellectual property and proprietary information; government policies, approvals and regulations, including, but not limited to, those affecting the environment, trade, climate change, tax policies and the chemicals industry; and lawsuits arising out of environmental damage or personal injuries associated with chemical manufacturing.These, and other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements, are described or will be described in our filings with the U.S. Securities and Exchange Commission, including our Registration Statement on Form 10. Readers are cautioned not to place undue reliance on AdvanSix’s projections and forward-looking statements, which speak only as the date thereof. AdvanSix undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this presentation, or to update them to reflect events or circumstances occurring after the date of this presentation.The financial data in this presentation have been derived from audited combined financial statements for each of the three years in the period ended December 31, 2015 and as of December 31, 2015 and December 31, 2014, included in AdvanSix’s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission. The financial data from and as of prior and subsequent periods were derived from unaudited combined financial statements.Non-GAAP Financial MeasuresThis presentation includes certain non‐GAAP financial measures intended to supplement, not to act as substitutes for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided in the appendix of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided. Non-GAAP measures in this presentation may be calculated in a way that is not comparable to similarly-titled measures reported by other companies.  2

3

Today's Presenters And Agenda

Today's Presenters



Erin Kane – Chief Executive Officer

- Vice President and General Manager, Honeywell Resins and Chemicals
- Joined Honeywell in 2002
- Previously led Chemical Intermediates business, among other senior roles in Performance Materials and Technologies (PMT)
- Bachelor's degree in chemical engineering from Bucknell University
- Six Sigma Black Belt certified



Michael Preston, CFA – Chief Financial Officer

- Vice President, CFO, Honeywell UOP
- Joined Honeywell in 2001 as Manager of Investor Relations
- Previously served as Vice President of Business Analysis and Planning for Honeywell, CFO of PMT's Fluorine Products business, and Director of Financial Planning and Analysis of PMT
- Bachelor's degree in finance from St. John's University

Today's Agenda

- *Welcome & Breakfast*
- *Introducing AdvanSix*
- *Investment Highlights*
- *Product Overviews*
  - Nylon
  - Ammonium Sulfate
  - Chemical Intermediates
- *Financial Overview*
- *Q&A Session*

AdvanSix Analyst Presentation – September 15, 2016

ADVANSIX

4

Transaction Overview

Tax-free pro rata distribution to Honeywell shareholders of AdvanSix, a new publicly-traded company

Exchange	• NYSE
Ticker	• ASIX (ASIX.WI)
Distribution Ratio	• 1 share of ASIX for every 25 shares of HON
When-Issued Trading Commenced	• September 14th, 2016
Record Date	• September 16th, 2016
Distribution Date	• October 1st, 2016
Regular-Way Trading Begins	• October 3rd, 2016
Fiscal Year End	• December 31st, 2016

Note: Distribution remains subject to satisfaction or waiver of certain conditions. See AdvanSix Registration Statement on Form 10 for details.
Note: Cash will be received in lieu of fractional shares. Cash received in lieu of fractional shares will be subject to Federal income tax.

AdvanSix Analyst Presentation – September 15, 2016

ADVANSIX

 Introducing AdvanSix  AdvanSix Analyst Presentation – September 15, 2016  5

6

Highlights

- Leading integrated Nylon 6 business with 60+ year history
- Vertical integration and cost-advantaged position, enabling 90%+ plant utilization over the cycle
- Strong heritage of operational discipline and proven ability to transform business
- Reallocation of technology investment in last 2 years positions AdvanSix for enhanced organic growth and margin profile
- Spin-off provides flexibility to pursue growth strategies aligned to industry dynamics

AdvanSix Analyst Presentation – September 15, 2016

AdvanSix

7

AdvanSix At A Glance

AdvanSix is a leading global producer of Nylon 6

2015A Revenue Breakdown

By Product


Intermediates
30%
Nylon (1)
45%
25%
Ammonium Sulfate

Total Revenue: ~$1.3B

By Region


Asia
EMEA
12%
Latin America & Canada
13%
73%
U.S.

Facilities and Employees

	1 Frankford, PA	2 Hopewell, VA	3 Chesterfield, VA
Product	Phenol, Intermediates	Caprolactam, Amm. Sulfate	Nylon
Facility Size (Acres)	46	489	357
Employees	~140	~600	~250

Total Employees[2]: ~1,300

Key Inputs

- Security of direct materials through multiple supplier contracts
- Pricing tracks key commodity inputs

Direct Raw Material Spend


Other
8%
Sulfur
8%
Natural Gas
10%
73%
Cumene

Customers

- Top 10 customers span all product categories
- Most sales contracts have 1-2 year terms with standard renewal / notice provisions
- Customer relationships strong – average 18+ year relationships across top 10 customers
- Primarily mitigate commodity price risk through formula price agreements


Top 10
40%
60%
All Others

(1) Includes Resins and Caprolactam as discussed in Form 10
(2) Includes HQ Employees and Shared Sites

AdvanSix Analyst Presentation – September 15, 2016

AdvanSix

8

Company History

- **1884-1896** — H.W. Jayne Company starts Frankford operations as one of the earliest American producers of coal chemicals; becomes Barrett Mfg. Company in 1896
- **1916-1920** — First synthetic sulfonation phenol plant constructed; Barrett Mfg. incorporated into Allied Chemical Corporation
- **1925** — Hopewell site purchased by Allied Chemical and Dye Corporation
- **1928-1947** — Ammonia plant built at Hopewell – world's largest at its time; Became pioneer in synthetic Nitrogen fertilizers with Sodium nitrate, Ammonium nitrate, Ammonium sulfate offerings
- **1954** — Production of synthetic phenol by new cumene process initiated
- **1954** — Caprolactam plant built at Hopewell via Raschig process, also adding Ammonium sulfate production
- **1955** — Chesterfield plant built and begins producing nylon with individual batch reactors
- **1958** — Allied Chemical and Dye becomes Allied Chemical Corporation
- **1961 1962** — Pottsville operations commence and Nylon extrusion capabilities added
- **1967** — Kellogg ammonia plant replaces original (1929) plant; 4th such Kellogg plant built in the U.S.
- **1960- 1970** — Chesterfield plant expands capabilities to produce nylon for tire cord and carpet fibers
- **1960- 1970** — Fibers & Polymers lab established in Colonial Heights
- **1970s** — Chesterfield batch reactors converted to continuous trains
- **1980s** — Carpet fiber quality improvement process developed; Anso-Nylon product introduced
- **1981- 1996** — Pottsville biaxially-oriented Capran® films & blown nylon films introduced
- **1981- 1996** — Aegis® MBM dual terminated resin launched for carpets
- **1990s** — Expansion of Chesterfield resin into films and packaging end uses
- **1998** — Frankford plant sold to Sunoco Chemicals
- **2000** — AlliedSignal becomes Honeywell International
- **2004** — Mid-grade Sulf-N® fertilizer launched
- **2005** — Flaker capacity added, 1st caprolactam sales to Asia
- **2007** — R&D and Applications lab opened in Shanghai, China
- **2011** — Frankford Plant purchased by Honeywell
- **2013** — New Aegis® resin grade launched into Wire & Cable applications
- **2014** — Nylon Resins Center of Excellence established in Colonial Heights
- **2015** — Continuous pilot line for fast cycle resin development brought online; launched EZ-Blox™ anti-skinning agent for paints
- **2015- 2016** — New line at Chesterfield adds to Nylon 6 & copolymer capacity
- **Oct. 2016** — AdvanSix — *Focused, Independent Company*

AdvanSix Analyst Presentation – September 15, 2016

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9

AdvanSix Leadership Team



Erin Kane
CEO



Michael Preston, CFA
CFO



Hans Quitmeyer
General Counsel



Jonathan Bellamy
Human Resources



Kumud Goyal
Marketing Director



Charles Whitehead
Senior Sales Director



Paul Sanders
Business Director Chemical Intermediates



Matthew Capeci
Business Director Caprolactam and Resins



Mike Hamilton
Business Director Ammonium Sulfate



Ann Schoeb
Technology Director



Dorene Billingsley
ISC Director

~1,300 employees including 130 engineers & technologists and 25 sales members

Senior leaders with average of 20+ years of service

AdvanSix Analyst Presentation – September 15, 2016

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10

Portfolio Overview

Leading North American position across industries served

	Nylon	**Ammonium Sulfate**	**Chemical Intermediates**
2015A Revenue	$598M	$338M	$393M
% of Total	~45%	~25%	~30%
Description	• Resin used to manufacture many products, including packaging plastics, textiles and carpets • Nylon based films for food and industrial applications • Caprolactam (CPL) key ingredient	• Co-product of Caprolactam used for crop and lawn fertilizer	• Co-products of Caprolactam and Phenol used in the production of many chemicals
End-Use Applications	• Carpets • Plastics • Packaging • Textiles • Other	• Fertilizer	• Paints / Coatings • Construction Materials • Engineered Resins • Adhesives • Other
Market Size (Global)	~$9B	~$3.5B	~$12B
Select Competitors	UBE, Chinese Entrants, domo Chemicals, BASF The Chemical Company	MMA Producers, Steel Mills, Chinese Entrants, BASF The Chemical Company, PCI Nitrogen	INEOS, Olin, Shell
Select Key Customers	Shaw, KINGFA, HYOSUNG, INVISTA, Lexmark carpet mills, inc., Bemis	Heringer, CHS, Crop Production Services, GROWMARK, Southern States	EASTMAN, Lucite International, Dow, Monument Chemical, HEXION, UNIVAR

Source: Form 10, PCI Nylon, Profercy, CRU, IHS, AdvanSix Management
Note: Reported Revenue as of December 31, 2015

AdvanSix Analyst Presentation – September 15, 2016

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11

Vertically Integrated Manufacturing Sites

Competitive advantage derived from significant scale, integration and diverse revenue streams


Cumene
Frankford Plant
Third largest producer of Phenol and Acetone in North America
Acquired in 2011 from Sunoco
Capacity: 1.1B lbs Phenol
680M lbs Acetone
Sulfur
Phenol
Natural Gas
Hopewell Plant
One of world's largest single-site producers of Caprolactam and Ammonium Sulfate fertilizer
Capacity: 795M lbs Caprolactam
3.3B lbs Ammonium Sulfate
600 KMT Ammonia
CPL
Chesterfield Plant
Second largest U.S. site for Nylon 6 production
Resins in wide range of viscosities and specifications
Capacity: 450M lbs Nylon 6 Resin
Nylon Resin
Additional BOPA Film assets located in Pottsville, PA
Phenol, Acetone, Alpha-Methylstyrene
Sulf-N® Ammonium Sulfate Fertilizer
Nadone® Cyclohexanone
Naxol® Cyclohexanol
Flake & Molten Caprolactam
Aegis® Nylon 6 Resins

AdvanSix Analyst Presentation – September 15, 2016

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12

AdvanSix Chemistry

Nylon 6, a downstream petrochemical value chain



Frankford Facility
Hopewell Facility
Chesterfield Facility
1
Benzene
Cumene
2
Propylene
+O2
Phenol
+H2
Cyclohexanone
Caprolactam
Nylon 6
2
Acetone
α-Methyl styrene
(AMS)
Ammonia
NH3
Natural Gas
Oleum
SO3/H2SO4
Sulfur
3
Ammonium Sulfate
(NH4)2SO4

1. **Key molecules in manufacturing process derived from benzene**
2. **Acetone key co-product from Phenol production; molecule derived from propylene**
3. **Ammonium Sulfate key co-product from Caprolactam production; AdvanSix technology ~4:1**

AdvanSix Analyst Presentation – September 15, 2016

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13

Rigorous Commitment To Operational Excellence

- Drive HSE Performance By Reducing Our Risk Acceptance
- Improve Operational Discipline Through Strong Accountability Process
- Complete NOx Reduction Program In 2018 And Continue Our PSM Improvement Program

- Strategic High Return Investments To Upgrade Production Capability
- Improve Process Stability Through Buffer Capacity
- Leverage Manufacturing Technology To Enable Step Change Performance In Output


HSE
"Our Right to Operate"
Flexible Assets
"Improving Entitlement"
Strategic Ops
"Building Capabilities"
Focused MOS
"Sustaining the Benefits"

- Execute Accelerated Re-Investment
  - Compliance/Process Safety Projects
- Mature Turnaround Management Process (5-10% Cost & Schedule Improvements)
- Accelerate Reliability Control Plans To Continuously Reduce Risk

- Sustain Disciplined Sales, Inventory, And Operations Planning (SIOP)
- Drive Data Driven Process Improvements Using Statistical Process Control and Six Sigma
- Incorporate Maintenance Excellence Into Management Operating Process

AdvanSix Analyst Presentation – September 15, 2016

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14

Strategic Initiatives To Drive Value

Technology driven growth complements strong productivity and operating culture

Key Initiatives

Operational Excellence

Drive High Value Product And Regional Mix

Continuous Enhancement Of R&D Capabilities

Upgrade Current Chemistry Via New Product Pipeline

- Improved yield, rate and quality
- New copolymer applications / products
- Sales and marketing excellence
- World class customer experiences
- Distributor partnerships
- Disciplined productivity programs
- Continued risk reduction and improved safety culture

AdvanSix Analyst Presentation – September 15, 2016

ADVANSIX

 Investment Highlights  AdvanSix Analyst Presentation – September 15, 2016  15

 Investment Highlights  Leading Vertically Integrated Nylon 6 Producer  Sustainable Lowest Cost Position  Strong Relationships Driven By Dedicated Sales Teams  Global Reach  Diverse Revenue Sources  Continuous Investment In R&D And Technology  1  2  3  4  5  6  AdvanSix Analyst Presentation – September 15, 2016  16

17

1 Leading Vertically Integrated Nylon 6 Producer

Vertical integration provides operating leverage and long-term sustainability

Frankford

At Frankford, Cumene is converted into Phenol, Acetone & Alpha-Methylstyrene

Hopewell

~80% of Phenol produced at Frankford transported to Hopewell to produce Caprolactam, Phenol derivatives and Ammonium Sulfate

Chesterfield

~60% of the Caprolactam produced shipped to Chesterfield for conversion into Nylon 6 resin

	Comment	AdvanSix	New Entrants	Other Integrated Multinationals	Standalone, Regional Players
Production of Key Feedstocks	• Fully integrated into several key feedstocks	Positive	Negative	Neutral	Negative
Regional Supply / Demand Dynamics	• Degree of regional competition, reach to diverse end use applications	Positive	Negative	Neutral	Negative
Asset / Production Flexibility	• Asset configuration to enable diverse revenue sources	Positive	Negative	Neutral / Positive	Neutral / Negative
Logistics	• Global logistics infrastructure to support feedstock, intraplant and commercial supply chain	Neutral / Positive	Negative	Positive	Neutral
Lowest Variable Cost	• Size, access to low cost raw materials, backward integration and high utilization rates	Positive	Neutral / Negative	Neutral	Neutral / Negative

Positive   Neutral   Negative

AdvanSix Analyst Presentation – September 15, 2016

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18

2 Sustainable Lowest Cost Position

Vertical Integration	• Fully backward integrated into several key feedstock materials
Industry-Leading Scale	• One of world's largest single-site producers of Caprolactam • Significant operating leverage • Scale purchasing leverage
Net Back Optimization	• Strong Ammonium Sulfate position optimizes Caprolactam cost • Strong Acetone position optimizes Phenol cost
Advantaged Location	• U.S. footprint provides access to world's lowest cost natural gas • Access to high value end markets
High Utilization	• Long-term contracts provide significant base load • Demand for high quality intermediates further maximizes utilization

Global Caprolactam Supply / Cost Landscape


Global Demand
Overcapacity
Lowest $ / MT cost within the industry
Cost
Capacity
AdvanSix
China
ROW

Source: PCI, Tecnon OrbiChem, AdvanSix Management

AdvanSix Analyst Presentation – September 15, 2016

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19

3 Strong Relationships Driven By Dedicated Sales Teams

Significant, longstanding relationships with key customers across every product line…

2015A Top 15 Customers

Customer	Product	Relationship Length (yrs.)
Customer A	Nylon	25+
Customer B	Chemical Intermediates	16
Customer C	Ammonium Sulfate	40
Customer D	Ammonium Sulfate	30
Customer E	Chemical Intermediates	5
Customer F	Chemical Intermediates	15
Customer G	Nylon	13
Customer H	Ammonium Sulfate	25
Customer I	Ammonium Sulfate	15
Customer J	Chemical Intermediates	5
Customer K	Chemical Intermediates	5
Customer L	Nylon	3
Customer M	Ammonium Sulfate	25+
Customer N	Nylon	9
Customer O	Nylon	8

…driven and supported by experienced and dedicated sales teams

Nylon | **Ammonium Sulfate** | **Chemical Intermediates**

- ~350 combined years of service
- Global sales footprint
- Agronomists in the U.S. and Brazil
- Strong channels to market
- Enhanced customer relationships post Frankford acquisition

AdvanSix Analyst Presentation – September 15, 2016

AdvanSix

 P:\Presentation Center\Maps\Honeywell\R&C World Map  Global Reach  Chicago, IL  Shanghai, ChinaHouston, TX  Sales ReachEmployee Locations & Sales ReachTechnology / R&DBulk Chemical Terminals Future Headquarters Manufacturing locations  20  4  AdvanSix's global reach enables it to compete everywhere its products are consumedDedicated, global sales team reaches 500+ customers in 40+ countriesSupported by marketing and technical staff in 8 countries and global R&D facilitiesFreight / logistics capabilities and terminals / warehouse locations further enable efficient access to global markets  Parsippany, NJ Philadelphia, PA  Frankford, PA  Hopewell, VA  Chesterfield, VA  Colonial Heights, VA  Pottsville, PA  AdvanSix Analyst Presentation – September 15, 2016

21

5 Diverse Revenue Sources

Provides diversification and mitigates exposure to any single end-use application or product cycle

- Serving multiple end markets with attractive long-term growth rates
- Seasonality limited to Ammonium Sulfate application; mitigated by North and South American reach
- Product management teams focused on value optimization
- Tech marketing aligned to key end-use applications for new product development
- Diversity of our co-product sales mitigates, to some extent, the cyclicality in the caprolactam and nylon resin markets

2015A Revenue By End Market


Industrial
Derivatives
Textiles
Coatings, Adhesives & Binders
Other
Ag / Fertilizer
Solvents
Packaging
Building & Construction
Plastics

Total Revenue: $1.3B

AdvanSix Analyst Presentation – September 15, 2016

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6 Continuous Investment In R&D And Technology

Increased focus on growth-oriented R&D while maintaining manufacturing technology excellence

R&D Spend By Category


2013A
2%
Long-Term Growth
New Products/ Application Development
24%
74%
Manufacturing Technology
2015A
Long-Term Growth
25%
Manufacturing Technology
43%
32%
New Products/ Application Development

Capabilities

- Two R&D Technology Centers
  - Colonial Heights, Virginia
  - Shanghai, China
- Employ ~50 researchers
- Numerous owned patents, trademarks and trade secrets adequately protected for continued performance of the business

Focus Areas

Manufacturing Technology

- Customer and plant support
- Improved yield, rate and quality
- New manufacturing technology

New Products / Application Development

- Targeting high value end-uses
- Producing resins at lower costs
- Launched new anti-caking fertilizer
- Application testing and customer trials

Long-Term Growth

- New innovation and growth day process
- 66 invention disclosures filed in 2015 (up ~3x YoY)
- Building pipeline for future growth

AdvanSix Analyst Presentation – September 15, 2016

ADVANSIX

 Product Line Overviews  AdvanSix Analyst Presentation – September 15, 2016  23

 Nylon Overview  Vertically Integrated With Industry-Leading Cost PositionFlexible Assets Enabling Mix Upgrade To High Value ApplicationsCapacity across multiple polymer trains and viscosity spectrumNew Chesterfield production line capable of producing copolymer Nylon 6 / 6.6New Product Development To Drive New Formulations And Increase Value Of Resin ProductLeverage customer intimacy and application know-howNew pilot plant investment enables improved scale-up  2015 / 2016 revenue down with fall of oil <$45/bbl, impacting commodity input prices and market based pricingHopewell plant 90%+ utilizationNorth America market fundamentals improvingSource: Form 10, PCI Nylon, AdvanSix ManagementNote: Historical Revenue as of December 31; LTM 2016 as of June 30, 2016  24  Highlights  Business Characteristics  AdvanSix Analyst Presentation – September 15, 2016  % of Total Revenue  ~45%  ~45%  ~45%  Products  Caprolactam (Flake and Molten)Nylon 6 ResinBOPA Films  Caprolactam (Flake and Molten)Nylon 6 ResinBOPA Films  Caprolactam (Flake and Molten)Nylon 6 ResinBOPA Films  End-Use Applications  Carpets • TextilesPlastics • OtherPackaging  Carpets • TextilesPlastics • OtherPackaging  Carpets • TextilesPlastics • OtherPackaging  Market Size (Global)  ~$9B  ~$9B  ~$9B  Select Competitors  Chinese Entrants  Chinese Entrants  Chinese Entrants  Select KeyCustomers        Historical Revenue ($M)  22001133A 22001144A  22001155A  LLTTMM 22001166    $813    $824              $813    $824    $598    $581

25

Nylon 6 Demand Outlook

Continued focus on fast-growing, attractive markets

2015 Global Demand			Industry CAGR (1)	Market Drivers	Indicators
Carpet		520 KMT	0 - 1%	• Consumer Preference Between Soft And Hard Flooring • Durability, Stain Resistance, Recyclability/Environmental Sustainability • Commercial Tile Fastest Growing Sub-Segment	• U.S. Housing Starts • Existing Home Sales • Commercial Construction
Engineered Plastics		1,760 KMT	3 - 5%	• Global Auto Demand • Auto "Lightweighting" • Electronics Miniaturization	• Light Vehicle Production
Industrial		700 KMT	0 - 1%	• Product Innovations Drive Demand For High Strength Materials In Niche Applications (Fishnet, Tire Cord)	• GDP • Industrial Production
Packaging		440 KMT	3 - 5%	• Conversion From Cans To Flex Packaging • Longer Shelf Life – Preservation Of Odor, Taste And Freshness • Growth In Single Serve Portions • Improved Functionality – Clarity, Weight, Strength, Shrink	• Growing Middle Class • Growth In Per Capita Income
Textile		1,700 KMT	2 - 4%	• Switch From Natural To Synthetic Fibers • Functional Textiles – Flame Retarding, Breathable, Aesthetics (Shiny, Soft)	• GDP

Source: PCI Nylon, Tecnon OrbiChem, AdvanSix Management
(1) 2016 – 2021 Market CAGR

Americas China
Europe ROW

AdvanSix Analyst Presentation – September 15, 2016

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26

Global Caprolactam Dynamics

Market re-structure coupled with global macro-economic trends are expected to rebalance supply and demand leading to improved pricing dynamics

Caprolactam Capacity (KMT)



~3% Demand CAGR Over Period
~5% Supply CAGR
~5,000
~5,500
~6,300
~6,400
~6,700
2010
2012
2014
2015
2016E
All Markets Ex-China
China

Current Dynamics

- Capacity increases since 2012 have been largely in China
- Announced capacity expansions have been curbed
- Cost curve dynamics present potential for meaningful rationalization of high cost plants
- Price stability in 2016 with recent firming
- North America supply/demand coming into balance
- Nylon 6 demand growth continues with GDP
- Long-term growth drivers outweigh near-term Caprolactam / Nylon 6 capacity headwinds

Source: PCI Nylon, Tecnon, IHS, AdvanSix Management

AdvanSix Analyst Presentation – September 15, 2016

ADVANSIX

 Ammonium Sulfate Overview  HighlightsRecognized Industry Leading Technology4:1 Raschig technology; High granular conversion (>60%)Unique Expertise, Dedicated Regional AgronomistsDifferentiated Go-To-MarketOver 70% of North America sales to co-ops and integrated retailersConnection with the grower enables value add pricingGlobal Reach Mitigates SeasonalityAccess to top North and South American markets enables participationin “year-round” growing seasonAttractive Netback TreatmentAbility to drive AS price via technology / channel strengths further optimizes AdvanSix’s Caprolactam costs  % of Total Revenue  ~25%  Products / End-UseApplications  Ammonium Sulfate Fertilizer  GranularMid GradeStandard  Market Size (Global)  ~$3.5B  Select Competitors  Select Key Customers  Historical Revenue($M)  $389  $358  $338  $315  22001133A  22001144A  22001155A  LLTTMM 22001166  Chinese Entrants  MMA Producers  Steel Mills  27  Business Characteristics  Source: Form 10, Profercy, CRU, AdvanSix ManagementNote: Historical Revenue as of December 31; LTM 2016 as of June 30, 2016  Ammonium Sulfate tracks Nitrogen fertilizer marketHigh Granular conversion and utilizationNew anti-caking coating launched in 2016 with strong customeracceptance  AdvanSix Analyst Presentation – September 15, 2016

28

Monetizing Ammonium Sulfate

Value proposition of quality and increased crop yields effectively delivered to key customer channels

Fertilizer Producer → ***Distribution*** → ***Key Decision Maker/Retailer*** → ***Grower***

Over 70% of North American Sales

CO-OP RETAILER
- Retailer and Grower members own co-op
- Entity may also own retail locations
- Both co-op / members have vested interest in each others' success

INDEPENDENT RETAILER
- Regional or local
- Often family-owned businesses
- Relatively small players

CORPORATE RETAILER
- Companies own distribution and retail
- Sell to parent not direct to indirect retail outlets

DISTRIBUTOR
- Aggregates N-P-K to Retail
- Global trading platform
- Volume driven

Sales / Marketing Tools Driving Pull Through Down The Value Chain

ROSI™ Mobile App
Return On Sulfur Investment


$55
$8,240
$325
$215
33

Trade Publications, Ads, and "Ask the Agronomist Blog"



YouTube Channel with Key Researchers



Fred Below
Professor-University of Illinois

- AS marketing focuses on cohesive and integrated set of user experiences to grow AS demand
- Targeted actions with regionalized messaging

Note: N = Nitrogen; P = Phosphorous; K = Potassium; AS = Ammonium Sulfate

AdvanSix Analyst Presentation – September 15, 2016

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29

Fertilizer Market Dynamics | AdvanSix AS Value

1 Urea is the most consumed N fertilizer

- Urea contains solely nitrogen and sets baseline for nitrogen fertilizer
- Significant recent capacity expansions coupled with slower consumption growth have reduced utilization
- Lower energy pricing and reduced marginal producer costs pressuring pricing

World N Consumption
150 Million Tons


AS, 4%
Urea, 54%

Source: CRU

2 Grain is key Nitrogen consumer

- N consumption growth has slowed with lower crop prices
- Consecutive years of strong grain production have elevated stocks and reduced prices
- Consumption will grow steadily driven by population increases and continued diet diversification; globally will drive need for higher yields per acre

Grain Stocks to Use


M MT
2600
2500
2400
2300
2200
2100
2000
1900
1800
1700
27%
25%
23%
21%
19%
17%
15%
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Use
Production
Stocks to Use

Source: USDA

3 Ammonium Sulfate is both a Sulfur and Nitrogen Source

- AS represents 4% of the total N consumed and provides both nitrogen and sulfur
- Reduced sulfur depositions due to reduction of SO2 emissions have increased grower awareness of need to include sulfur in fertilizer
- AdvanSix AS price correlates with urea over the long-term with a premium due to added sulfur value


1984-1986
2012-2014
SO4 (µeq/L)
>63
49
35
21
≤ 7.0

Source: Lehmann, Kerschner, and Gay, AWMA-EM, July 2015

4 Ammonium Sulfate quality is paramount

- Size and uniformity are the most important customer quality needs
- AdvanSix produces three different size grades of AS
  - Granular, Mid-Grade, and Standard
- Continuous efforts and trade secrets in place to drive granular quality and output



Granular
Size: ~2.5mm



Mid Grade
Size: ~1.6mm



Standard
Size: <1.3mm

Note: N = Nitrogen

AdvanSix Analyst Presentation – September 15, 2016

AdvanSix

 Chemical Intermediates Overview  Well-Positioned to Extract Value and Optimize Cost of PhenolAdvantaged geography, distribution footprint and qualityRobust Acetone portfolio to reach specialty applicationsLargest domestic producer of Alpha-Methylstyrene andCyclohexanone  3. Dedicated Sales and Product Marketing Team to Maximize Value of Diverse Revenue Streams  ~30%  Products  AcetonePhenolCyclohexanone / Cyclohexanol  Alpha-MethylstyreneSulfuric Acid, MEKO, Carbon Dioxide  End-Use Applications  Paints / CoatingsConstruction MaterialsEngineered ResinsAdhesivesOther  Market Size (Global)  ~$12B  Select Competitors  Select Key Customers  Historical Revenue ($M)  $565  $609  $393  $367  Highlights1. Integration Enables Full Asset Utilization and Product MixOptimization– Vertical integration allows AdvanSix to fully utilize each element of larger supply chain  % of Total Revenue  22001133A  22001144A  22001155A  LLTTMM 22001166  Business Characteristics  30  Source: Form 10, IHS, AdvanSix ManagementNote: Historical Revenue as of December 31; LTM 2016 as of June 30, 2016  2015/2016 Revenue declines with fall of oil <$45/bbl, impacting commodity input pricesFrankford plant high utilizationImproved market fundamentals in 2016  AdvanSix Analyst Presentation – September 15, 2016

 Financial Overview  AdvanSix Analyst Presentation – September 15, 2016  31

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Key Takeaways

- Signs of supply/demand re-balancing for Caprolactam after capacity increases over past several years
- AdvanSix lowest cost producer due to scale, vertical integration and high value co-products
- Manufacturing utilization rates remain high through the cycle and demand continues to grow
- Strong operational processes, productivity gains, and formula price agreements support sustainable margin rates
- Opportunity for new product growth with enhanced R&D capabilities and experienced sales team

AdvanSix Analyst Presentation – September 15, 2016

AdvanSix

 Key Financials  1,767  1,790  1,329  1,260  2,0001,5001,0005000  2013  0  2013 2014 2015 LTM 2016  Source: Form 10; LTM 2016 as of June 30, 2016  (1) Reported CapEx includes Capex Accounts Payable; (2) Free Cash Flow defined as Net Cash provided by operating activities minus CapEx(3) Working capital timing differences reflect difference between income and cash driven by receivables, inventories, payables and customer advances  20141.3%  2015(25.7%)  LTM 2016(~19%)  222  166  137  161  0  100  200  300  2013  2014(25.2%)  2015(17.5%)  LTM 2016  74  101  97  92  50  100  150  EBITDA ($M)9.3% 10.3%  Margin %  12.6%  Reported Revenue ($M)  Reported CapEx ($M) (1)  Free Cash Flow ($M) (2)  12.8%  46  87  4  6  91  6  20  1008060  2013  2014 2015 LTM 2016Adjusted for working capital timing differences (3)  33  W/C Turns ~20x  AdvanSix Analyst Presentation – September 15, 2016  3.7%(2.4%)  (2.5%)(23.2%)  Volume Price  ~2% (~21%)  % Change YoY  % Change YoY

 Debt Capitalization – Pro FormaCapital structure allows flexibility to support growth  34  Pro Forma Capitalization  Sources & Uses  Pro Forma 6/30/2016  Maturity  Cash  --  $40.0 (1)  New Revolver ($155) New Term Loan A  20212021  $40.0 270.0  Total Debt $310.0  PF LTM 6/30/16 Reported EBITDA Total Debt / PF LTM Reported EBITDA  $161.11.9x  ($ in millions)Sour ce s New Revolver ($155) New Term Loan A   Am ount$40.0 270.0  Total Sources $310.0  UsesDistribution to Honeywell Cash to Balance Sheet Total Uses  AdvanSix Analyst Presentation – September 15, 2016  Amount  ell  $270.040.0  $310.0  (1) Gross amount before $3.1M in financing fees

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Capital Deployment Framework

Balanced and disciplined approach to capital allocation

Key Focus Areas

Business Reinvestment	• R&D investments supporting growth programs • Sales and marketing excellence
Base Capex	• Complying with environmental / safety regulations • Driving world-class mechanical integrity
Growth Capex	• Organic investments to produce higher value products • Focus on high return projects, improve production
Maintain Financial Flexibility	• Conservative capital structure (~2x leverage) at bottom of cycle • Ensure liquidity for working capital needs

Value Creation Opportunities

Growth Through Strategic Acquisitions:

- Seek bolt-on acquisitions and alliances to broaden our customer base, expand our geographic reach, and enhance our technology and product portfolios

Return Excess Cash To Shareowners:

- Potential share repurchases
- Evaluate cash dividend with Free Cash Flow growth

AdvanSix Analyst Presentation – September 15, 2016

AdvanSix

 2013  2014Maintenance  2015HSE Growth  2016E  $74M8%  AdvanSix Analyst Presentation – September 15, 2016  $101M  $97M  ~$90M  Near-Term Capex~$100M per year  Maintenance  Spend elevated near-term with key mandated investmentsFlexing investment timelines on consent decree items requires agreement by regulatory bodies  HSE  Spend prioritized against Asset Risk MatricesImprove overall mechanical integrity of asset base  Growth  Improved plant buffers, rate flexibility and quality optimization20%+ IRR target  Capital InvestmentsCapital intensity anticipated in the near-term  36  70%  22%  11%  57%  32%  Project prioritization based on compliance requirements, risk assessments and ROI  in context of cash capacity  62%  25%  14%  45%  23%  32%

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AdvanSix Outlook

Mitigating near-term headwinds, positioned to outperform

What We're Seeing

- Stabilization of pricing with some uptick in Nylon
- Weak Agriculture fundamentals ahead of 2016/2017 season
- Oil-related raw materials pass-through pricing impact moderating
- Large planned 4Q plant turnaround – sequential financial impact

What We're Expecting

- Rate of Caprolactam capacity growth abates
- Capacity rationalization improves market fundamentals
- Continued soft market conditions for fertilizers, AS anti-dumping ruling
- Nylon 6 demand to grow at GDP growth rates
- Productivity and efficiency initiatives drive future tailwinds

AdvanSix Analyst Presentation – September 15, 2016

Investment Highlights  Leading Vertically Integrated Nylon 6 Producer  Sustainable Lowest Cost Position  Strong Relationships Driven By Dedicated Sales Teams  Global Reach  Diverse Revenue Sources  Continuous Investment In R&D And Technology  1  2  3  4  5  6  AdvanSix Analyst Presentation – September 15, 2016  38

 Q&A  AdvanSix Analyst Presentation – September 15, 2016  39

 Appendix  AdvanSix Analyst Presentation – September 15, 2016  40

 Historical Income Statement ($ Thousands)  41  AdvanSix Analyst Presentation – September 15, 2016

 Historical Income Statement ($ Thousands)  42  AdvanSix Analyst Presentation – September 15, 2016

 Historical Balance Sheet ($ Thousands)  43  AdvanSix Analyst Presentation – September 15, 2016

 Historical Balance Sheet ($ Thousands)  44  AdvanSix Analyst Presentation – September 15, 2016

 Historical Cash Flow Statement ($ Thousands)  45  AdvanSix Analyst Presentation – September 15, 2016

 Historical Cash Flow Statement ($ Thousands)  46  AdvanSix Analyst Presentation – September 15, 2016

 Reconciliation Of EBITDA To Net Income  AdvanSix Analyst Presentation – September 15, 2016  47  Source: Form 10; LTM 2016 as of June 30, 2016EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization  ($ Thousands)   2015 2014 2013    LTM 2016   EBITDA  $136,647    $165,655    $221,527    $160,622  Income Taxes  36,461    48,189    65,547    45,793  Depreciation and Amortization  36,410    33,608    37,234    36,678  Net Income  $63,776    $83,858    $118,746    $78,151

Reconciliation Of Cash Provided By Operating Activities To Free Cash Flow ($ Thousands) 2015 2014 2013 LTM 2016 Cash Provided by Operating Activities $101,536 $188,424 $119,995 $96,962 Expenditures for Property, Plant and Equipment (97,144) (101,382) (73,912) (91,184) Free Cash Flow $4,392 $87,042 $46,083 $5,778 ($ Thousands) 2015 2014 2013 LTM 2016 Free Cash Flow $4,392 $87,042 $46,083 $5,778 Accounts and Other Receivables 38,399 10,657 (29,798) 12,285 Inventories 5,021 (27,034) (20,955) (16,527) Accounts Payable (38,689) 43,346 5,096 (16,717) Deferred Income and Customer Advances (6,783) 28,956 525 (1,091) Working Capital Timing Differences (2,052) 55,925 (45,132) (22,050) Free Cash Flow Adjusted For Working Capital Timing Differences $6,444 $31,117 $91,215 $27,828 Source: Form 10; LTM 2016 as of June 30, 2016 48

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